Dreyfus Variable Investment Fund, Small Company Stock Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

The past six months have been rewarding for many equity investors, including those who own small-cap stocks. Strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market
indices   set   new  records,  including  the  technology-laden  NASDAQ  Index.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including small-cap stocks, as investors became increasingly attracted to their high growth rates. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the large- and small-capitalization sectors of the stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Small Company
Stock    Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Small Company Stock Portfolio produced a total return of 2.45%.(1 )This performance fell short of the Russell 2500 Index's 10.88% total return for the same period.(2)

We attribute the portfolio's disappointing performance primarily to the sharp underperformance of a small number of individual holdings. Other factors had a negative impact on performance as well. First, the portfolio's relative return suffered from our decision to avoid investing in the Index's largest-cap stocks for the first half of the period. Second, we avoided many of the high-flying, Internet-related momentum growth stocks that accounted for a disproportionate
share    of    the    Index'   s    advance.

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, Small Company Stock Portfolio invests primarily in a diversified portfolio of small- and mid-sized domestic companies. We identify potential investments through a computer modeling process that ranks stocks within an industry or sector based on value, growth and financial health. Our management team then conducts fundamental analysis to select the most attractive of the top-ranked securities.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with sector and industry exposure. Generally speaking, we do not believe that the advantages of attempting to rotate in and out of various industries and sectors outweigh the risks of such moves. Instead, we look to neutralize these risks by remaining sector neutral in relation to the Russell 2500 Index.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The result of our approach during the recent six-month period was a broadly diversified portfolio of carefully selected stocks. Although many of these stocks performed well, a handful of stocks in the health care and technology sectors underperformed so sharply that they had a significant impact on the portfolio's overall performance.

The portfolio suffered its most disappointing results in health care. Many stocks in this sector declined as a result of an increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements. In addition, several of the portfolio's health care investments lost value due to company-specific problems. For example, the stocks of Covance and Steris declined over concerns regarding the impact of major acquisitions on near-term future earnings. Stocks of other companies, such as generic drug manufacturers Mylan Laboratories and Watson Pharmaceuticals, fell as a result of pricing and quality-related issues.

In the technology sector, the portfolio suffered losses from investments in information technology services companies, such as Ciber. The market responded negatively to these companies due to concerns about the impact of reduced Y2K expenditures.

What other factors influenced the portfolio's performance?

Although several companies in the portfolio underperformed, others achieved better-than-average results, even among our worst-performing sectors. In health care, for example, we acquired Biogen in March, which performed well. And, in the technology arena, the stock of PMC-Sierra benefited from improving fundamentals among semiconductor chip makers and increasing demand for advanced
communications    chips.

The portfolio also scored gains in the utilities and energy sectors. Utility stocks benefited from the shift in market sentiment in favor of value stocks that occurred during the middle of the period. The port folio' s performance in the sector was led by Calpine, an independent power producer that has positioned itself to benefit from the trend toward utility deregulation. Energy stocks benefited from the market's shift toward value, as well as rising energy prices and growing global demand. The portfolio scored successes with investments in oil services companies, such as BJ Services, and energy exploration companies, such as Devon Energy.

What is the portfolio's current strategy?

During the second half of the period we established positions in certain relatively large companies, such as USA Networks, a major media company, and Altera, a leading maker of advanced communications semiconductors. Both of these investments proved profitable for the portfolio during the recent period.

We continue to adhere to our disciplined approach to stock selection, and our sector-neutral approach to risk management in seeking to outperform the Russell 2500 Index.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: THE FRANK RUSSELL COMPANY -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS



June 30, 1999 (Unaudited)

COMMON STOCKS--99.4%                                                                    Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.4%

Canandaigua Brands, Cl. A                                                                2,400  (a)                125,850

CONSUMER CYCLICAL--13.9%

Abercrombie & Fitch, Cl. A                                                               4,400  (a)                211,200

Action Performance Cos.                                                                  4,300  (a)                141,900

Ames Department Stores                                                                   5,300  (a)                241,813

Applied Power, Cl. A                                                                     4,900                     133,831

Bed Bath & Beyond                                                                        6,100  (a)                234,850

Borg-Warner Automotive                                                                   4,550                     250,250

CKE Restaurants                                                                          3,220                      52,325

Central Garden & Pet                                                                     7,700  (a)                 78,925

Consolidated Stores                                                                      5,700  (a)                153,900

Continental Airlines, Cl. B                                                              4,700  (a)                176,838

Darden Restaurants                                                                       7,600                     165,775

Dollar Tree Stores                                                                       5,700  (a)                250,800

Ethan Allen Interiors                                                                    6,900                     260,475

Interface, Cl. A                                                                        14,600                     125,925

Lear                                                                                     2,300  (a)                114,425

Ross Stores                                                                              4,800                     241,800

Ryan's Family Steak House                                                               18,550  (a)                215,644

Speedway Motorsports                                                                     5,800  (a)                228,013

Tommy Hilfiger                                                                           3,550  (a)                260,925

Tower Automotive                                                                         9,100  (a)                231,481

USA Networks                                                                             5,700  (a)                228,713

Warnaco Group, Cl. A                                                                     6,500                     173,875

Zale                                                                                     9,950  (a)                398,000

                                                                                                                 4,571,683

CONSUMER STAPLES--2.8%

Dial                                                                                     9,500                     353,281

Ralcorp Holdings                                                                         5,900  (a)                 94,769

Richfood Holdings                                                                        4,575                      80,634

Suiza Foods                                                                              6,617  (a)                277,087

United Natural Foods                                                                     4,800  (a)                118,800

                                                                                                                   924,571

ENERGY RELATED--4.5%

BJ Services                                                                              6,300  (a)                185,456

Devon Energy                                                                             5,500                     196,625




COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

KN Energy                                                                                7,075                      94,628

Newfield Exploration                                                                     6,200  (a)                176,313

Noble Affiliates                                                                         3,900                     109,931

Sempra Energy                                                                            9,299                     210,390

Transocean Offshore                                                                      6,300                     165,375

Ultramar Diamond Shamrock                                                                5,700                     124,331

WICOR                                                                                    7,700                     215,119

                                                                                                                 1,478,168

HEALTH CARE--7.8%

AmeriSource Health, Cl. A                                                                8,800  (a)                224,400

Bard (C.R.)                                                                              3,300                     157,781

Bergen Brunswig, Cl. A                                                                   8,248                     142,269

Biogen                                                                                   3,200  (a)                205,800

Forest Laboratories                                                                      2,100  (a)                 97,125

Genzyme                                                                                  5,800                     281,300

Genzyme Surgical Products                                                                1,038                       4,575

IDEXX Laboratories                                                                       4,600  (a)                107,238

Lincare Holdings                                                                         6,900  (a)                172,500

Mylan Laboratories                                                                       7,100                     188,150

Orthodontic Centers of America                                                          14,200  (a)                200,575

STERIS                                                                                   9,300  (a)                180,188

Sybron International                                                                     6,000  (a)                165,375

Universal Health Services, Cl. B                                                         4,400  (a)                210,100

Watson Pharmaceuticals                                                                   6,800  (a)                238,425

                                                                                                                 2,575,801

INTEREST SENSITIVE--15.6%

Ambac Financial Group                                                                    5,300                     302,763

Bank United, Cl. A                                                                       5,700                     229,069

City National                                                                            9,000                     336,938

Clayton Homes                                                                           14,146                     161,795

Everen Capital                                                                           8,640                     257,580

FelCor Lodging Trust                                                                     4,200                      87,150

Gallagher (Arthur J.)                                                                    3,200                     158,400

GreenPoint Financial                                                                     4,200                     137,813

Hambrecht & Quist Group                                                                  3,300  (a)                122,513

Health Care Property Investors                                                           4,550                     131,381

Hibernia, Cl. A                                                                         14,200                     222,763

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Investment Technology Group                                                              4,731  (a)                153,166

M&T Bank                                                                                   539                     296,450

Mercantile Bankshares                                                                    7,800                     275,925

Mutual Risk Management                                                                   8,466                     282,553

Old Kent Financial                                                                       8,880                     371,888

People's Bank                                                                            5,800                     176,538

Peoples Heritage Financial Group                                                        12,700                     238,919

Protective Life                                                                          6,600                     217,800

Radian Group                                                                             4,466                     218,019

Reliance Group Holdings                                                                 14,600                     108,588

Sovereign Bancorp                                                                       10,760                     130,465

TCF Financial Corp.                                                                      8,400                     234,150

Temple-Inland                                                                            2,200                     150,150

Waddell & Reed Financial, Cl. A                                                          4,300                     117,981

                                                                                                                 5,120,757

PRODUCER GOODS & SERVICES--15.2%

Airborne Freight                                                                         5,200                     143,975

Apartment Investment & Management, Cl. A                                                 5,400                     230,850

AptarGroup                                                                               6,400                     192,000

Boston Properties                                                                        9,400                     337,225

CNF Transportation                                                                       4,900                     188,038

Cabot                                                                                    8,300                     200,756

Camden Property Trust                                                                    6,300                     174,825

Caraustar Industries                                                                     4,250                     104,922

Comfort Systems USA                                                                      4,400  (a)                 79,200

Cordant Technologies                                                                     2,900                     131,044

Crompton & Knowles                                                                       9,100                     178,019

Cytec Industries                                                                         6,550  (a)                208,781

Duke Realty Investments                                                                  7,700                     173,731

Equity Office Properties Trust                                                           7,376                     189,010

Fairchild, Cl. A                                                                         1,380  (a)                 17,595

Franchise Finance Corp. of America                                                       6,000                     132,000

Gulfstream Aerospace                                                                     3,100  (a)                209,444

Highwoods Properties                                                                     4,700                     128,956

Homestake Mining                                                                        10,600                      86,788

IMCO Recycling                                                                           7,800                     133,575

Jacobs Engineering Group                                                                 3,400  (a)                129,200




COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Louisiana Pacific                                                                        7,700                     182,875

Mack-Cali Realty                                                                         6,040                     186,863

Mail-Well                                                                               15,400  (a)                249,288

Martin Marietta Materials                                                                1,900                     112,100

OmniQuip International                                                                   9,200                      72,450

Pacific Gulf Properties                                                                  8,000                     181,000

SPX                                                                                      3,200  (a)                267,200

Southdown                                                                                3,176                     204,058

Timken                                                                                   4,700                      91,650

USX-U.S. Steel Group                                                                     3,021                      81,567

                                                                                                                 4,998,985

SERVICES--11.7%

Adelphia Communications, Cl. A                                                           2,300                     146,338

American Management Systems                                                              3,900  (a)                125,044

At Home, Cl. A                                                                           3,750  (a)                202,287

Avis Rent A Car                                                                          6,500  (a)                189,313

CheckFree Holdings                                                                       2,026  (a)                 55,842

Ciber                                                                                    7,500  (a)                143,438

Concord EFS                                                                              3,800  (a)                160,788

DST Systems                                                                              2,300  (a)                144,613

Galileo International                                                                    7,200                     384,750

Hispanic Broadcasting                                                                    3,900                     295,913

Hollinger International, Cl. A                                                          10,700                     127,063

Outdoor Systems                                                                          8,000  (a)                292,000

Sinclar Broadcast Group, Cl. A                                                          17,200  (a)                281,650

SunGuard Data Systems                                                                    8,700  (a)                300,150

Transaction Network Services                                                            12,700  (a)                371,475

Valassis Communications                                                                  4,350  (a)                159,319

Wallace Computer Services                                                                6,900                     172,500

World Color Press                                                                        2,800  (a)                 77,000

Young & Rubicam                                                                          4,700  (a)                213,556

                                                                                                                 3,843,039

TECHNOLOGY--20.8%

Altera                                                                                   6,400  (a)                235,600

American Power Conversion                                                                7,400  (a)                148,925

American Tower, Cl. A                                                                    3,600  (a)                 86,400

Apple Computer                                                                           3,200  (a)                148,200

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Citrix Systems                                                                           3,600  (a)                203,400

Cognex                                                                                   4,450  (a)                140,453

Cognos                                                                                   7,300  (a)                158,775

Convergys                                                                                7,100  (a)                136,675

Dallas Semiconductor                                                                     4,750                     239,875

ECI Telecommunications                                                                   8,800                     292,050

Electronics For Imaging                                                                  7,600  (a)                390,450

General Instrument                                                                       6,300  (a)                267,750

Intuit                                                                                   3,900  (a)                351,488

Jabil Circuit                                                                            7,400  (a)                333,910

Legato Systems                                                                           5,300  (a)                306,075

NCR                                                                                      4,200  (a)                205,013

NeoMagic                                                                                11,000  (a)                 92,469

Network Appliance                                                                        4,300  (a)                240,263

PMC-Sierra                                                                               5,100  (a)                300,581

Plantronics                                                                              6,200  (a)                403,775

SMART Modular Technologies                                                              10,500  (a)                182,438

Sanmina                                                                                  4,504  (a)                341,741

Sterling Commerce                                                                        9,772  (a)                356,678

Sterling Software                                                                        9,200  (a)                245,525

Synopsys                                                                                 3,400  (a)                187,638

Vitesse Semiconductor                                                                    3,700  (a)                249,519

Waters                                                                                   6,600  (a)                350,625

Zebra Technologies, Cl. A                                                                6,400  (a)                246,000

                                                                                                                 6,842,291

UTILITIES--6.7%

Calpine                                                                                 11,300  (a)                610,200

Cincinnati Bell                                                                         11,200                     279,300

DQE                                                                                      6,850                     274,856

MidAmerican Energy Holding                                                               8,800                     304,700

Montana Power                                                                            4,100                     289,050

NiSource                                                                                 9,600                     247,800

Pacific Gateway Exchange                                                                 6,600  (a)                192,225

                                                                                                                 2,198,131

TOTAL COMMON STOCKS

   (cost $28,522,532)                                                                                           32,679,276


                                                                                      Principal
SHORT-TERM INVESTMENTS--.7%                                                           Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.48%, 8/26/1999                                                                       100,000                      99,322

4.65%, 9/30/1999                                                                       151,000                     149,224

TOTAL SHORT-TERM INVESTMENTS

   (cost $248,528)                                                                                                 248,546
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,771,060)                                                    100.1%                  32,927,822

LIABILITIES, LESS CASH AND RECEIVABLES                                                    (.1%)                    (36,998)

NET ASSETS                                                                              100.0%                  32,890,824

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  28,771,060  32,927,822

Cash                                                                      8,839

Dividends receivable                                                     26,764

Receivable for investment securities sold                                20,512

Prepaid expenses                                                            726

                                                                     32,984,663
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,873

Payable for investment securities purchased                              41,288

Payable for shares of Beneficial Interest redeemed                       13,636

Accrued expenses                                                         15,042

                                                                         93,839
-------------------------------------------------------------------------------
NET ASSETS ($)                                                       32,890,824
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      32,304,755

Accumulated undistributed investment income--net                         48,562

Accumulated net realized gain (loss) on investments                  (3,619,255)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             4,156,762
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,890,824
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
  Interest authorized)                                                2,128,126

NET ASSET VALUE, offering and redemption price per share ($)              15.46

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------


INVESTMENT INCOME ($):

Cash dividends (net of $330 foreign taxes withheld at source)          189,802

Interest                                                                 6,511

TOTAL INCOME                                                           196,313

EXPENSES:

Investment advisory fee--Note 3(a)                                     122,034

Auditing fees                                                           14,335

Prospectus and shareholders' reports                                     9,704

Custodian fees--Note 3(a)                                                8,123

Legal fees                                                               1,943

Shareholder servicing costs                                              1,896

Trustees' fees and expenses--Note 3(b)                                     284

Interest expense--Note 2                                                   129

Loan commitment fees--Note 2                                                71

Miscellaneous                                                            1,106

TOTAL EXPENSES                                                         159,625

INVESTMENT INCOME--NET                                                  36,688
-------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,332,930)

Net unrealized appreciation (depreciation) on investments            1,930,219

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 597,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   633,977

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                June 30, 1999     Year Ended
                                                  (Unaudited)  December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                 36,688         87,021

Net realized gain (loss) on investments            (1,332,930)    (2,270,701)

Net unrealized appreciation (depreciation)
   on investments                                   1,930,219       (273,737)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                         633,977      (2,457,417)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                     --        (84,817)

Net realized gain on investments                           --        (93,031)

TOTAL DIVIDENDS                                            --       (177,848)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                       3,446,557     15,037,525

Dividends reinvested                                       --        177,848

Cost of shares redeemed                            (6,046,312)    (5,877,575)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                (2,599,755)     9,337,798

TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,965,778)     6,702,533
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                34,856,602     28,154,069

END OF PERIOD                                      32,890,824     34,856,602

Undistributed investment income--net                   48,562         11,874
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                           232,456        947,780

Shares issued for dividends reinvested                     --         11,117

Shares redeemed                                      (414,927)      (394,173)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (182,471)       564,724

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                              Six Months Ended
                                                                June 30, 1999             Year Ended December 31,
                                                                              -------------------------------------------------

                                                             (Unaudited)        1998             1997           1996(a)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                              15.09         16.13            13.52            12.50

Investment Operations:

Investment income--net                                              .02(b)        .04              .05              .05

Net realized and unrealized gain (loss)
   on investments                                                   .35          (.99)            2.89             1.03

Total from Investment Operations                                    .37          (.95)            2.94             1.08

Distributions:

Dividends from investment income--net                                --          (.04)            (.04)            (.05)

Dividends from net realized gain on
   investments                                                       --          (.05)            (.29)            (.01)

Total Distributions                                                  --          (.09)            (.33)            (.06)

Net asset value, end of period                                    15.46         15.09            16.13            13.52
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   2.45(c)      (5.97)           21.77             8.73(c,d)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             .49(c)        .98             1.12              .75(c)

Ratio of net investment income to average

   net assets                                                       .11(c)        .26              .53              .39(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                    --            --               --              .19(c)

Portfolio Turnover Rate                                           23.10(c)      45.09            34.48            35.68(c)

Net Assets, end of period ($ x 1,000)                            32,891        34,857           28,154            8,148

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO
     DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Company Stock Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are
valued    at    the    average    of    the    most    recent

bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $1,444,000 available for Federal income tax purposes to be applied against future net
securities   profits,   if   any,   realized   subsequent   to    The  Portfoli

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

December 31, 1998. The carryover does not include net realized securities losses from November 1, 1998 through December 31, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on
prevailing   market   rates   in   effect   at   the   time   of   borrowings.

The average daily amount of borrowings during the period ended June 30, 1999 was approximately $5,000, with a related weighted average annualized interest rate of 5.14%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, $8,123 was charged by Mellon pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999 amounted to $7,545,059 and $9,667,234, respectively.

At  June  30,  1999,  accumulated net unrealized appreciation on investments was
$4,156,762,   consisting   of   $6,491,351  gross  unrealized  appreciation  and
$2,334,589 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, Small Company Stock Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

                                  (c) 1999 Dreyfus Service Corporation 151SA996